UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2005

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

 (Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 19, 2005, the Board of Directors of AAR CORP. (the “Company”) elected David P. Storch, Chairman of the Board of AAR CORP., following the retirement of Ira A. Eichner, the Company’s founder and Chairman for 54 years.  Mr. Eichner’s retirement was effective October 19, 2005.  Mr. Storch will continue as President and Chief Executive Officer of the Company.  Upon his retirement as Board Chairman, the Board of Directors named Mr. Eichner, Founder and Chairman of the Board Emeritus of AAR CORP., an honorary life appointment.

Item 9.01	Financial Statements and Exhibits

(c)                                  Exhibits

99.1         Press release dated October 20, 2005 issued by AAR CORP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    October 24, 2005

AAR CORP.

By:	/s/ TIMOTHY J. ROMENESKO
Timothy J. Romenesko
Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 20, 2005 issued by AAR CORP.